Exhibit 32

SECTION 1350 CERTIFICATION

The undersigned certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                     The accompanying Quarterly Report on Form 10-Q for the period ended September 30, 2015, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                     The information contained in the accompanying Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 29, 2015	/s/ John C. Gonsior
John C. Gonsior
President and Chief Financial Officer
(principal executive and financial officer)